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                                                                    EXHIBIT 10.2

                              SANDERSON FARMS, INC.
                               GUARANTY AGREEMENT

Harris N.A.
Chicago, Illinois

The Banks from time to time parties to the Credit Agreement (as hereinafter defined)

Ladies and Gentlemen:

     Reference is made to that certain Credit Agreement dated as of November 17, 2005 (such Credit Agreement, as the same may be modified or amended from time to time, being hereinafter referred to as the "Credit Agreement") by and among Sanderson Farms, Inc., a Mississippi corporation (the "Company"), and Harris N.A., individually and in its capacity as agent thereunder, and the lenders from time to time parties thereto (all of said lenders, including Harris N.A. in its individual capacity, being referred to collectively as the "Banks" and individually as a "Bank", and said Harris N.A. as agent for the Banks under the Credit Agreement being hereinafter referred to in such capacity as the "Agent"), pursuant to which said Banks agree to make available to the Company a Revolving Credit, with all loans thereunder to be evidenced by the Revolving Notes of the Company and pursuant to which Harris agrees to make available to the Company a Swingline with all loans thereunder to be evidenced by the Swingline Note of the Company (all such Revolving Notes and the Swingline Note being hereinafter referred to collectively as the "Notes" and individually as a "Note"). In addition the Company may request N.A. ("Harris") to issue letters of credit for the Company's account and the other Banks will acquire risk participations in such letters of credit and all obligations of the Company with request thereto (the "Reimbursement Obligations"). All of the Company's indebtedness, obligations and liabilities to the Banks under the Credit Agreement and the other Loan Documents, including, without limitation, all such indebtedness, obligations and liabilities evidenced by the Notes and the Reimbursement Obligations, and all extensions or renewals of any of the foregoing, are hereinafter collectively referred to as the "Indebtedness". All defined terms used herein shall have the meanings set forth in the Credit Agreement unless expressly defined herein.

     The undersigned are wholly-owned subsidiaries of the Company. As an inducement to each of you to accept and enter into said Credit Agreement, and in consideration of credit extended and to be extended by the Banks to the Company under said Credit Agreement, the undersigned (hereinafter collectively referred to as the "Guarantors"), acknowledging that the Banks have informed the Company that said credit would not be extended but for this guarantee, hereby jointly and severally guarantee the full and prompt payment to the Agent and each of the Banks at maturity (whether by acceleration, lapse of time or otherwise) and at all times thereafter of principal of and interest on all Indebtedness of the Company under the Credit Agreement, and all extensions or renewals of all or any part thereof and all other indebtedness, liabilities and

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obligations of the Company to the Banks and the Agent under the Credit
Agreement. Notwithstanding anything in this Guaranty to the contrary, the right of recovery against each Guarantor under this Guaranty shall not exceed $1.00 less than the lowest amount which would render such Guarantor's obligations under this Guaranty void or voidable under applicable law, including fraudulent conveyance law.

     The undersigned further jointly and severally acknowledge and agree with the Banks that this Guaranty and the undertaking of the Guarantors in connection therewith shall be on and subject to the following terms and conditions:

          1. This Guaranty of payment by the Guarantors shall be a continuing, absolute and unconditional guaranty and shall remain in full force and effect until all Indebtedness of the Company to the Banks and the Agent shall be fully paid and satisfied and all commitments of the Banks under the Credit Agreement to extend credit to or for the account of the Company shall have terminated. The dissolution, liquidation or insolvency (howsoever evidenced) of, or the institution of bankruptcy or receivership proceedings against any one or more of the Guarantors or the Company shall not terminate this Guaranty.

          2. The obligations and liabilities of the Guarantors, or any of them, hereunder shall not be affected or impaired by any irregularity, invalidity or unenforceability of or in any of the Notes or of any agreement, instrument or other document evidencing or creating or providing for the same.

          3. The obligations and liabilities of the Guarantors, or any of them, hereunder shall not be affected or impaired by (and the Banks are hereby expressly authorized to make from time to time without notice to the Guarantors) any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, amendment, alteration, substitution, exchange, change in, modification or other disposition of any of the Credit Agreement, the Notes, any other Loan Documents (as defined in the Credit Agreement), any other guaranty thereof, or of any security or collateral therefor.

          4. The obligations and liabilities of the Guarantors or any of them hereunder shall not be affected or impaired by any acceptance by the Agent or the Banks, or any of them, of any security or collateral for, or other guarantors upon any of the Indebtedness or by any failure, neglect, omission, delay or partial action on the part of the Agent or the Banks, or any of them, in the administration of the Indebtedness or to realize upon or protect any of the Indebtedness or any security or collateral therefor, or to exercise any lien upon or right of appropriation of any moneys, credits or property of the Company possessed by any of the Banks toward the liquidation of the Indebtedness or by any application of payments or credits thereon or by any other circumstances whatsoever (with or without notice to or the knowledge of the Guarantors, or any of them) which may in any manner or to any extent vary the risk of the Guarantors, or any of them, hereunder or may otherwise constitute a legal or equitable discharge of a surety or guarantor; it being the purpose and intent that this guaranty of payment and the obligations and liability of the Guarantors hereunder shall be absolute and unconditional


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     under any and all circumstances and shall not be discharged except by payment and performance as herein provided.

          5. In order to hold the Guarantors, or any of them, liable hereunder, there shall be no obligation on the part of any Bank, at any time, to resort for payment to any person directly liable in respect of the Indebtedness or to any other guaranty, or to any other person, their properties or estates, or to resort to any collateral, security, property, liens or other rights or remedies whatsoever, and the Banks shall have the right to enforce this guaranty of payment irrespective of whether or not other proceedings or steps are pending seeking resort to or realization upon or from any of the foregoing. The Guarantors jointly and severally agree to pay all reasonable out-of-pocket expenses, including court costs and reasonable attorneys' fees, paid or incurred by the Agent and the Banks or any of them in endeavoring to collect on the Indebtedness or any part thereof and in enforcing this Guaranty.

          6. The granting of credit to the Company by any Bank from time to time in addition to the Indebtedness under the Credit Agreement without notice to the Guarantors, or any of them, is hereby authorized and shall in no way affect or impair the obligations and liability of the Guarantors, or any of them, hereunder.

          7. The payment by any Guarantor of any amount or amounts under this guaranty of payment shall not entitle it, either at law, in equity or otherwise, to any right, title or interest (whether by way of subrogation or otherwise) in and to any of the Indebtedness, or in and to any security or collateral therefor, or in or to any amounts at any time paid or payable under or pursuant to any guaranty by any other person of all or part of Indebtedness, or in and to any amounts theretofore, then or thereafter paid or applicable to the payment of the Indebtedness, howsoever such payment or payments may arise, until all of the Indebtedness has been fully paid and all obligations of the Banks to extend credit to or for the benefit of the Company shall have terminated or expired.

          8. This Guaranty Agreement may be enforced by the Banks acting jointly, or it may be enforced by any Bank acting alone or separately with respect to the Indebtedness which it holds. Any Bank may, without any notice to the Guarantors, sell, assign or transfer, to the extent permitted in the Credit Agreement, the Indebtedness held by it, or any part thereof, or grant participations therein; and in that event, each and every immediate and successive assignee, transferee or holder of or participant in all or any part of the Indebtedness shall, to the extent permitted in the Credit Agreement, have the right to enforce this Guaranty, by suit or otherwise, for the benefit of such assignee, transferee, holder or participant as fully as if such assignee, transferee, holder or participant were herein by name specifically given such rights, powers and benefits; but each Bank shall have an unimpaired right to enforce this Guaranty Agreement for its own benefit or for the benefit of any such participant as to so much of the Indebtedness that it has not sold, assigned or transferred.


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          9. If any payment applied by any Bank to any of the Indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of the Company or any other obligor), the Indebtedness to which such payment was applied shall for the purposes of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such of the Indebtedness as fully as if such application had never been made.

          10. This Guaranty Agreement shall be construed according to the internal laws of the state of Illinois, in which State it shall be performed by the Guarantors. This Guaranty Agreement and every part hereof shall be binding upon the Guarantors jointly and severally and upon their respective legal representatives, successors and assigns of each and all of the undersigned, and shall inure to the benefit of the Banks and their respective successors, legal representatives and assigns.

          11. This writing is intended by the parties to be a complete and final expression of this Guaranty Agreement and is also intended as a complete and exclusive statement of the terms of that agreement. No course of dealing, course of performance or trade usage, and no parole evidence of any nature, shall be used to supplement or modify any terms hereof, nor are there any conditions to the full effectiveness of this Guaranty Agreement.

          12. EACH GUARANTOR AND, BY THEIR ACCEPTANCE OF THIS GUARANTY, THE AGENT AND EACH BANK HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATIVE TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.


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     Dated as of this 17th day of November, 2005.

                                      SANDERSON FARMS, INC. (FOODS DIVISION)

ATTEST:


 /s/ James A. Grimes                  By   /s/ D. Michael Cockrell
-----------------------------------        -------------------------------------
                                      Its  Treasurer and Chief Financial Officer
                                           -------------------------------------


                                      SANDERSON FARMS, INC. (PRODUCTION
                                      DIVISION)

ATTEST:


 /s/ James A. Grimes                  By   /s/ D. Michael Cockrell
-----------------------------------        -------------------------------------
                                      Its  Treasurer and Chief Financial Officer
                                           -------------------------------------


                                      SANDERSON FARMS, INC. (PROCESSING
                                      DIVISION)

ATTEST:

/s/ James A. Grimes                   By   /s/ D. Michael Cockrell
-----------------------------------        -------------------------------------
                                      Its  Treasurer and Chief Financial Officer
                                           -------------------------------------


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